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                                                                   Exhibit 10(i)

                         LINCOLN ELECTRIC HOLDINGS, INC.
                DEFERRED COMPENSATION PLAN FOR CERTAIN RETENTION
                  AGREEMENTS AND OTHER CONTRACTUAL ARRANGEMENTS

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)

                               ARTICLE I PURPOSE

                  The Lincoln Electric Holdings, Inc. Deferred Compensation Plan (the "Original Plan") was established by The Lincoln Electric Company effective as of November 15, 1994 to allow designated management and highly compensated employees to defer a portion of their current salary. The Original Plan was assumed by Lincoln Electric Holdings, Inc. and amended and restated as of January 1, 2002 to allow designated management and highly compensated employees to defer a portion of their current salary and bonus and to defer compensation pursuant to certain retention agreements and other contractual arrangements.

                  Effective as of October 9, 2003, the Original Plan was divided into two separate plans, (i) this LINCOLN ELECTRIC HOLDINGS, INC. DEFERRED COMPENSATION PLAN FOR CERTAIN RETENTION AGREEMENTS AND OTHER CONTRACTUAL ARRANGEMENTS, effective October 9, 2003 (the "Plan") which will be maintained for the purpose of deferring compensation pursuant to certain retention agreements and other contractual arrangements for designated management and highly compensated employees and (ii) the Lincoln Electric Holdings, Inc. Deferred Compensation Plan for Executives, effective October 9, 2003 which is maintained solely for the purpose of providing retirement benefits by allowing designated management and highly compensated employees to defer a portion of their current salary and bonus in excess of certain statutory limitations imposed by Sections 401(k) of the Code.

                  Effective as of January 1, 2004, this Lincoln Electric Holdings, Inc. Deferred Compensation Plan for Certain Retention Agreements and Other Contractual Arrangements is hereby amended and restated.

                  It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing these benefits. The terms and conditions of the Plan are set forth below.

                    ARTICLE II DEFINITIONS AND CONSTRUCTION

                  Section 2.1 Definitions. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

                  (a) "Account": The bookkeeping account maintained for each Participant showing his or her interest under the Plan.

                  (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter in which a Participant's Settlement Date occurs.

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                  (c) "Accounting Period": The period beginning on the day
         immediately following an Accounting Date and ending on the next following Accounting Date.

                  (d) "Administrator": The committee established pursuant to the provisions of Section 7.1.

                  (e) "Beneficiary": The person or persons (natural or otherwise), within the meaning of Section 6.5, who are entitled to receive distribution of the Participant's Account balance in the event of the Participant's death.

                  (f) "Board": The Board of Directors of Holdings.

                  (g) "Change in Control": A Change in Control as defined in the Executive Benefit Plan, as it may be amended from time to time. Such definition is hereby incorporated by reference in the Plan, and an amendment to such definition shall be deemed an amendment to the Plan.

                  (h) "Code": The Internal Revenue Code of 1986, as amended from time to time; any reference to a provision of the Code shall also include any successor provision thereto.

                  (i) "Committee": The Compensation Committee of the Board.

                  (j) "Contractual Arrangement": A retention agreement or other written contractual agreement or arrangement between the Corporation and an Employee that provides for the deferral of compensation, vesting, the crediting of earnings and other terms and conditions with respect to such deferred compensation.

                  (k) "Contractual Arrangement Contribution": Any amount contributed to the Plan by the Corporation pursuant to a Contractual Arrangement.

                  (l) "Corporation": Holdings and any Participating Employer or any successor or successors thereto.

                  (m) "Deferral Period": Means the Plan Year for which a Contractual Arrangement Contribution is made for a Participant.

                  (n) "Disability": The occurrence, while a Participant is an Employee, of a physical or mental incapacity which is likely to be permanent and which prevents a Participant from engaging in any occupation or performing any work for compensation or profit for which he is qualified by education, training or experience, as determined by the Administrator in its sole discretion on the basis of medical evidence certified by a physician or physicians designated by it.

                  (o) "Effective Date": For the Plan, October 9, 2003 and for the Original Plan, November 15, 1994.

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                  (p) "Employee": Any employee of the Corporation who is, as determined by the Committee, a member of a "select group of management or highly compensated employees" of the Corporation, within the meaning of Sections 201, 301 and 401 of ERISA, and who is designated by the Committee as an Employee eligible to participate in the Plan.

                  (q) "ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time; any reference to a provision of ERISA shall also include any successor provision thereto.

                  (r) "Financial Hardship": An unforeseeable financial emergency of the Participant, determined by the Administrator on the basis of information supplied by the Participant, arising from an illness, disability, casualty loss, sudden financial reversal or other such unforeseeable occurrence, but not including foreseeable events such as the purchase of a house or education expenses for children.

                  (s) "Holdings": Lincoln Electric Holdings, Inc., an Ohio corporation.

                  (t) "Investment Funds": Has the meaning set forth in Section 5.3.

                  (u) "Investment Request": An investment preference request filed by a Participant which (i) shall apply with respect to contributions credited to the Participant's Account, until the timely filing of a subsequent Investment Request and (ii) shall determine the manner in which such credited contributions shall be initially allocated by the Participant among the various Investment Funds within the Plan. A subsequent Investment Request may be submitted in writing to the Administrator by the Participant. Such Investment Request will be effective on the first business day of the next calendar month following receipt by the Administrator of such Investment Request.

                  (v) "Investment Re-Allocation Request": An investment preference request filed by a Participant which shall re-direct the manner in which earlier credited amounts to a Participant's Account, as well as any appreciation (or depreciation) to-date, are invested within the deemed Investment Funds available in the Plan. An Investment Re-Allocation Request may be submitted in writing to the Administrator by the Participant. Such Investment Re-Allocation Request will be effective on the first business day of any calendar month with respect to the balance of the Participant's Account following receipt by the Administrator of such Investment Re-Allocation Request.

                  (w) "Participant": An Employee participating in the Plan in accordance with the provisions of Section 3.1 or a former Employee retaining benefits under the Plan that have not been fully paid.

                  (x) "Participating Employer": The Lincoln Electric Company, and any other subsidiary or affiliate of Holdings that adopts the Plan with the consent of the Committee. Any Participating Employer that adopts the Plan and thereafter ceases to exist, ceases to be a subsidiary or affiliate or Holdings or withdraws from the Plan shall no longer be considered a Participating Employer unless otherwise determined by the Committee.

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                  (y) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

                  (z) "Plan Year": The 12-month period beginning January 1 through December 31; provided that the first plan year began on November 15, 1994 and ended on December 31, 1994.

                  (aa) "Retirement": Termination of employment with the Corporation on or after attainment of age sixty (60), on or after attainment of age fifty-five (55) and completion of twenty-five (25) years of service (as measured under the Corporation's Retirement Annuity Program).

                  (bb) "Settlement Date": The date on which a Participant terminates employment with the Corporation. Leaves of absence granted by the Corporation will not be considered as termination of employment during the term of such leave. Settlement Date shall also include a date selected by the Participant pursuant to Section 6.4.

                  Section 2.2 Construction. The masculine or feminine gender, where appearing in the Plan, shall be deemed to include the opposite gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or Section.

                    ARTICLE III PARTICIPATION AND DEFERRALS

                  Section 3.1 Eligibility and Participation.

                  (a) Eligibility and Participation. Eligibility and participation in the Plan for any Deferral Period is limited to those management and/or highly compensated Employees of the Corporation (i) who are designated, from time to time, by the Committee, and (ii) who have entered into a Contractual Arrangement with the Corporation.

                  (b) Termination of Participation. Participation in the Plan shall continue as long as the Participant is eligible to receive benefits under the Plan.

                  Section 3.2 Ineligible Participant. Notwithstanding any other provisions of this Plan to the contrary, if the Administrator determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of ERISA, or regulations thereunder, the Administrator may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Corporation shall make an immediate lump sum payment to the Participant equal to the amount credited to his or her Account. Upon such payment no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his or her Account will be deemed to be cancelled.

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                  Section 3.3 Amount of Deferral. Any Contractual Arrangement
Contribution shall be deferred in accordance with the terms of the Contractual Arrangement.

                       ARTICLE IV PARTICIPANTS' ACCOUNTS

                  Section 4.1 Establishment of Accounts. The Corporation, through its accounting records, shall establish an Account for each Participant. In addition, the Corporation may establish one or more subaccounts of a Participant's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

                  Section 4.2 Contractual Arrangement Contributions. The amount of the Contractual Arrangement Contribution contributed for a Participant shall be credited by the Corporation to the Participant's Account in accordance with the terms of the Contractual Arrangement. Any withholding of taxes or other amounts with respect to a Contractual Arrangement which is required by state, federal or local laws shall be withheld from the Participant's Contractual Arrangement Contribution.

                  Section 4.3 Determination of Accounts.

                  (a) Determination of Accounts. The amount credited to each Participant's Account as of a particular date shall equal the deemed balance of such Account as of such date. The balance in the Account shall equal the amount credited pursuant to Section 4.2, and shall be adjusted in the manner provided in Section 4.4.

                  (b) Accounting. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses, withdrawals and distributions.

                  Section 4.4 Adjustments to Accounts.

                  (a) Each Participant's Account shall be debited with the amount of any distributions under the Plan to or on behalf of the Participant or, in the event of his or her death, his or her Beneficiary during the Accounting Period ending on such Accounting Date.

                  (b) The Participant's Account shall next be credited or debited, as the case may be, on a daily basis with the performance of each deemed Investment Fund based on the manner in which the balance of such Participant's Account has been allocated among the deemed Investment Funds provided for in Article V. The performance of each deemed Investment Fund (either positive or negative) will be determined by the Administrator, in its sole discretion.

                  (c) Earnings on any amounts deemed to have been invested in any deemed Investment Fund will be deemed to have been reinvested as the Committee so determines unless otherwise set forth in the Participant's Contractual Arrangement.

                  Section 4.5 Statement of Accounts. As soon as practicable after the end of each Plan Year, a statement shall be furnished to each Participant or, in the event of his or her death,

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to his or her Beneficiary showing the status of his or her Account as of the end of the Plan Year, any changes in his or her Account since the end of the immediately preceding Plan Year, and such other information as the Administrator shall determine.

                  Section 4.6 Vesting of Accounts. Subject to Section 5.1, each Participant shall at all times have a nonforfeitable interest in his or her Account balance.

                        ARTICLE V FINANCING OF BENEFITS

                  Section 5.1 Financing of Benefits. Benefits payable under the Plan to a Participant or, in the event of his or her death, to his or her Beneficiary shall be paid by the Corporation from its general assets. The payment of benefits under the Plan represents an unfunded, unsecured obligation of the Corporation. Notwithstanding the fact that the Participants' Accounts may be adjusted by an amount that is measured by reference to the performance of any deemed Investment Funds as provided in Section 5.3, no person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Corporation which may be responsible for such payment.

                  Section 5.2 Security For Benefits. Notwithstanding the provisions of Section 5.1, nothing in this Plan shall preclude the Corporation from setting aside amounts in trust (the "Trust") pursuant to one or more trust agreements between a trustee and the Corporation. However, no Participant or Beneficiary shall have any secured interest or claim in any assets or property of the Corporation or the Trust and all funds contained in the Trust shall remain subject to the claims of the Corporation's general creditors.

                  Section 5.3 Deemed Investments.

                  (a) The Committee may designate one or more separate investment funds or vehicles or measures for crediting earnings, including, without limitation, certificates of deposit, mutual funds, money market accounts or funds, limited partnerships, or debt or equity securities, including equity securities of the Corporation (measured by market value, book value or any formula selected by the Committee), in which the amount credited to a Participant's Account will be deemed to be invested (collectively, the "Investment Funds"); provided, however, that the amount credited to a Participant's Account will be deemed to be invested in accordance with the terms of the Contractual Arrangement, if such Contractual Arrangement so provides.

                  (b) If a Contractual Arrangement does not set forth the deemed investments for a Participant's Account, or, if a Contractual Arrangement permits and a Participant elects to change such deemed investments, an Investment Request or Investment Re-Allocation Request will advise the Administrator as to the Participant's preference with respect to Investment Funds for all or some portion of the amounts credited to a Participant's Account in specified multiples of one percent (1%).

                  Section 5.4 Change of Investment Request Election.

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                  (a) If permitted by the Contractual Arrangement, a Participant may change his or her Investment Request prospectively as of the first business day of any calendar month by giving the Administrator prior written notice by filing an Investment Request, with respect to contributions subsequently credited to a Participant's Account.

                  (b) If permitted by the Contractual Arrangement, a Participant may change his or her Investment Re-Allocation Request prospectively as of the first business day of any calendar month by giving the Administrator prior written notice by filing an Investment Re-Allocation Request, with respect to all or a portion of the Participant's Account.

                  (c) The Administrator may, but is under no obligation to, deem the amounts credited to a Participant's Account to be invested in accordance with the Investment Request or Investment Re-Allocation Request made by the Participant, or the Committee may, instead, in its sole discretion, deem such Account to be invested in any deemed Investment Funds selected by the Committee.

                  (d) Notwithstanding any provision of the Plan to the contrary:

                           (i) The Administrator, in its sole and absolute discretion (but subject to the requirements of applicable law) may temporarily suspend, in whole or in part, certain Plan transactions, including without limitation, the right to change investment preference allocation elections and/or the right to receive a distribution or withdrawal from a Participant's Account in the event of any conversion, change in recordkeepers, change in Investment Funds and/or Plan merger, spin-off or similar corporate change.

                           (ii) In the event of a change in Investment Funds and/or a Plan merger, spin-off or similar corporate change, the Administrator, in its sole and absolute discretion may decide to map investments from a Participant's prior investment preference allocation elections to the then available Investment Funds under the Plan. In the event that investments are mapped in this manner, the Participant will be permitted to reallocate funds among the Investment Funds (in accordance with Section 5.4) after the suspension period described in Section 5.4(d)(i), if any, has ended.

                      ARTICLE VI DISTRIBUTION OF BENEFITS

                  Section 6.1 Settlement Date. A Participant or, in the event of his or her death, his or her Beneficiary will be entitled to distribution of the balance of his or her Account, as provided in this Article VI, following his or her Settlement Date or Dates.

                  Section 6.2 Amount to be Distributed. The amount to which a Participant or, in the event of his or her death, his or her Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Participant's adjusted account balance determined as of the Accounting Date coincident with or next following his or her Settlement Date or Dates.

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                  Section 6.3 In-Service Distribution. A Participant may receive an in-service distribution as provided in a Contractual Arrangement for any Deferral Period in a single lump sum payment on a date which is at least two years after the end of such Deferral Period. Any benefits paid to the Participant as an in-service distribution shall reduce the Participant's
Account.

                  Section 6.4 Form of Distribution.

                  (a) As soon as practicable after the end of the Accounting Period in which a Participant's Settlement Date occurs, but in no event later than thirty (30) days following the end of such Accounting Period, the Corporation shall commence distribution or cause distribution to be commenced, to the Participant or, in the event of his or her death, to his or her Beneficiary, of the balance of the Participant's Account, as determined under Section 6.2, under one of the forms provided in this Section. Notwithstanding the foregoing, if permitted in a Contractual Arrangement and if elected by the Participant, the distribution of the balance of the Participant's Account may commence on (i) a date between a Settlement Date following his or her Retirement and the date the Participant attains age sixty-five or (ii) with respect to a lump sum distribution, the beginning of the second calendar year commencing after the Participant's Retirement. Anything in this Plan to the contrary notwithstanding, if a Participant terminates employment with the Corporation prior to his or her Retirement, the balance of his or her Account shall be distributed in a single lump sum payment.

                  (b) Distribution of a Participant's Account following his or her Retirement or death shall be made in one of the following forms as elected by the Participant:

                           (i) by payment in cash in five (5) annual installments; or

                           (ii) by payment in cash in ten (10) annual installments; or

                           (iii) by payment in cash in fifteen (15) annual installments; or

                           (iv)     by payment in cash in a single lump sum;

provided, however, that in the event of a Participant's death, if the balance in his or her Account is then less than $35,000, such balance shall be distributed in a single lump sum payment.

                  (c) The Participant's election of the form of distribution shall be made by written notice filed with the Administrator at least six (6) months prior to the Participant's voluntary termination of employment with, or Retirement from, the Corporation. Any such election may be changed by the Participant without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than six (6) months prior to the Participant's voluntary termination of employment or Retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

                  (d) The amount of each installment shall be equal to the quotient obtained by dividing the Participant's Account balance as of the date of such installment payment by

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         the number of installment payments remaining to be made to or in respect of such Participant at the time of calculation.

                  (e) If a Participant fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in ten (10) annual installments.

                  Section 6.5 Beneficiary Designation. As used in the Plan the term "Beneficiary" means:

                  (a) The last person designated as Beneficiary by the Participant in a written notice on a form prescribed by the Administrator;

                  (b) If there is no designated Beneficiary or if the person so designated shall not survive the Participant, such Participant's spouse; or

                  (c) If no such designated Beneficiary and no such spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account balance, then the legal representative of the last survivor of the Participant and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his or her intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed.

Any Beneficiary designation may be changed from time to time by like notice similarly delivered. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

                  Section 6.6 Facility of Payment. Whenever and as often as any Participant or his or her Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his or her own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his or her legal guardian or conservator; or
(iii) to his or her spouse or to any other person, to be expended for his or her benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.

                  Section 6.7 Hardship Distributions. Upon a finding by the Administrator that a Participant has suffered a Financial Hardship, the Administrator may, in its sole discretion, distribute, or direct the Trustee to distribute, to the Participant an amount which does not exceed the amount required to meet the immediate financial needs created by the Financial Hardship and not reasonably available from other sources of the Participant. No distributions pursuant to this Section 6.7 may be made in excess of the value of the Participant's Account at the time of such distribution.

                  Section 6.8 Special Distributions. Notwithstanding any other provision of this Article VI if permitted in a Contractual Agreement, a Participant, whether or not currently receiving a distribution, may elect to receive a lump sum distribution of all or a portion of the

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remaining balance of his or her Account if (and only if) the amount in such
Account subject to such distribution is reduced by ten percent (10%). Any distribution made pursuant to such an election shall be made within thirty (30) days of the date such election is submitted to the Administrator. The remaining ten percent (10%) of the portion of the electing Participant's Account subject to such distribution shall be forfeited.

                  Section 6.9 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Corporation. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

             ARTICLE VII ADMINISTRATION, AMENDMENT AND TERMINATION

                  Section 7.1 Administration. The Plan shall be administered by an Administrator consisting of one or more persons who shall be appointed by and serve at the pleasure of the Board. The Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret the Plan and determine the amount and time of payment of any benefits hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his or her own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions in writing taken without a meeting. All elections, notices and directions under the Plan by a Participant shall be made on such forms as the Administrator shall prescribe.

                  Section 7.2 Plan Administrator. The Corporation shall be the "administrator" under the Plan for purposes of ERISA.


                  Section 7.3 Amendment, Termination and Withdrawal. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent.

                  Section 7.4 Successors. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation, reorganization

                                       10
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or otherwise (and such successor shall thereafter be deemed the "Corporation"
for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Participant.

                  Section 7.5 Claims. The Administrator will provide to any Participant or Beneficiary whose claim for benefits under the Plan has been fully or partially denied a written notice setting forth (i) the specific reasons for such denial, (ii) a designation of any additional material or information required and (iii) an explanation of the Plan's claim review procedure. Such notice shall state that the Participant or Beneficiary is entitled to request a review in writing, by the Administrator, of the decision denying the claim. The claim will be reviewed by the Administrator who may, but need not, grant the claimant a hearing. On review, the claimant may have legal representation, examine pertinent documents and submit issues and comments in writing. The decision on review will be made within 120 days following the request, will be provided in writing to the claimant and will be final and binding on all parties concerned.

                  Section 7.6 Expenses. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed Investment Funds as provided in Section 5.3, except that brokerage commissions and other transaction fees and expenses relating to the investment of deemed assets and investment fees attributable to commingled investment of such assets shall be paid from or charged to such assets or earnings thereon.

                           ARTICLE VIII MISCELLANEOUS

                  Section 8.1 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment between the Corporation and any Employee, or as a right of any Employee, to be continued in the employment of the Corporation, or as a limitation of the right of the Corporation to discharge any of its Employees, with or without cause.

                  Section 8.2 Applicable Law. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of federal law and, to the extent not preempted by federal law, the laws of the State of Ohio.

                  Section 8.3 Interests Not Transferable. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                  Section 8.4 Severability. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be determined to be unlawful, such provision shall be deemed severed from this Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

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                  Section 8.5 Withholding of Taxes; Withholding Indemnification
Agreement. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required; provided, however, that the Corporation, in its sole discretion may determine not to withhold or cause to be withheld such taxes from any amounts payable under this Plan to a Participant who is a non-resident of the State of Ohio, provided, that such Participant submits a tax withholding indemnification agreement (in the form set forth by the Corporation) to the Administrator no later than thirty (30) days prior to a Participant's Settlement Date.

                  Section 8.6 Top-Hat Plan. The Plan is intended to be a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA, and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, notwithstanding any other provision of the Plan, the Plan will terminate and no further benefits will accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel based upon a change in law that the Plan constitutes an employee pension benefit plan within the meaning of
Section 3(2) of ERISA, which is not so exempt. In addition and notwithstanding any other provision of the Plan, in the absolute discretion of the Committee, the amount credited to each Participant's Account under the Plan as of the date of termination, which shall be an Accounting Date for purposes of the Plan, will be paid immediately to such Participant in a single lump sum cash payment.

                  IN WITNESS WHEREOF, Lincoln Electric Holdings, Inc. has caused this amendment and restatement of the Lincoln Electric Holdings, Inc. Deferred Compensation Plan for Certain Retention Agreements and Other Contractual Arrangements to be executed in its name as of January 1, 2004.

                                        LINCOLN ELECTRIC HOLDINGS, INC.

                                        By:_____________________________________
                                        Its:  Chairman, Chief Executive Officer

Date:______________, 2003

                         LINCOLN ELECTRIC HOLDINGS, INC.

                DEFERRED COMPENSATION PLAN FOR CERTAIN RETENTION

                     AGREEMENTS AND CONTRACTUAL ARRANGEMENTS

             (AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2004)

                         LINCOLN ELECTRIC HOLDINGS, INC.
                DEFERRED COMPENSATION PLAN FOR CERTAIN RETENTION
                  AGREEMENTS AND OTHER CONTRACTUAL ARRANGEMENTS
             (AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 9, 2004)

                                TABLE OF CONTENTS

                                                                                                                     PAGE
ARTICLE I             PURPOSE...................................................................................       1
ARTICLE II            DEFINITIONS AND CONSTRUCTION..............................................................       1
         Section 2.1       Definitions..........................................................................       1
         Section 2.2       Construction.........................................................................       4
ARTICLE III           PARTICIPATION AND DEFERRALS...............................................................       4
         Section 3.1       Eligibility and Participation........................................................       4
         Section 3.2       Ineligible Participant...............................................................       4
         Section 3.3       Amount of Deferral...................................................................       5
ARTICLE IV            PARTICIPANTS' ACCOUNTS....................................................................       5
         Section 4.1       Establishment of Accounts............................................................       5
         Section 4.2       Contractual Arrangement Contributions................................................       5
         Section 4.3       Determination of Accounts............................................................       5
         Section 4.4       Adjustments to Accounts..............................................................       5
         Section 4.5       Statement of Accounts................................................................       6
         Section 4.6       Vesting of Accounts..................................................................       6
ARTICLE V             FINANCING OF BENEFITS.....................................................................       6
         Section 5.1       Financing of Benefits................................................................       6
         Section 5.2       Security For Benefits................................................................       6
         Section 5.3       Deemed Investments...................................................................       6
         Section 5.4       Change of Investment Request Election................................................       7
ARTICLE VI            DISTRIBUTION OF BENEFITS..................................................................       7
         Section 6.1       Settlement Date......................................................................       7
         Section 6.2       Amount to be Distributed.............................................................       8
         Section 6.3       In-Service Distribution..............................................................       8
         Section 6.4       Form of Distribution.................................................................       8
         Section 6.5       Beneficiary Designation..............................................................       9
         Section 6.6       Facility of Payment..................................................................       9

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

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                     PAGE
         Section 6.7       Hardship Distributions...............................................................       9
         Section 6.8       Special Distributions................................................................      10
         Section 6.9       Coordination with Other Benefits.....................................................      10
ARTICLE VII           ADMINISTRATION, AMENDMENT AND TERMINATION.................................................      10
         Section 7.1       Administration.......................................................................      10
         Section 7.2       Plan Administrator...................................................................      10
         Section 7.3       Amendment, Termination and Withdrawal................................................      10
         Section 7.4       Successors...........................................................................      10
         Section 7.5       Claims...............................................................................      11
         Section 7.6       Expenses.............................................................................      11
ARTICLE VIII          MISCELLANEOUS.............................................................................      11
         Section 8.1       No Guarantee of Employment...........................................................      11
         Section 8.2       Applicable Law.......................................................................      11
         Section 8.3       Interests Not Transferable...........................................................      11
         Section 8.4       Severability.........................................................................      11
         Section 8.5       Withholding of Taxes; Withholding Indemnification Agreement..........................      12
         Section 8.6       Top-Hat Plan.........................................................................      12

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